December 31, 1997

Dear Shareowner,

     On the reverse side, you will find language supplementing Institutional International Equity Portfolio's prospectus. As it details, the Portfolio's investment adviser has changed its name to Scudder Kemper Investments, Inc., from Scudder, Stevens & Clark, Inc. This change is pursuant to the acquisition of a majority interest in Scudder, Stevens & Clark, Inc. by Zurich Insurance Company, and the combining of Scudder's business with that of Zurich Kemper Investments, Inc.

     We thank you for your continued investment in the Portfolio, and encourage you to call Scudder Investor Relations at 1-800-225-2470 with any questions.

     Sincerely,


     /s/Mark S. Casady
     Mark S. Casady
     President, Scudder Investor Services, Inc.


    This letter is for explanatory purposes and is not part of the prospectus supplement on the reverse side.
                                 (over, please)

Institutional International Equity Portfolio

Supplement to Prospectus
Dated May 1, 1997

The Portfolio's investment adviser, Scudder, Stevens & Clark, Inc. ("Scudder"), and Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, have formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc., and Scudder has changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper"). As a result of the transaction, Zurich owns approximately 70% of Scudder Kemper, with the balance owned by Scudder Kemper's officers and employees. Scudder Kemper now manages in excess of $200 billion in assets.

The transaction between Scudder and Zurich resulted in the termination of the Portfolio's investment management agreement with Scudder. However, a new investment management agreement between the Portfolio and Scudder Kemper was approved by the Board of Directors. A special meeting of shareholders (the "Special Meeting") was held in October, 1997, at which time the shareholders also approved a new investment management agreement. The new investment management agreement is effective as of December 31, 1997 and will be in effect for an initial term ending on the same date as would the previous investment management agreement. Following the transaction, the Fund will continue to be no-load.

The Portfolio's Investment Management Agreement is the same in all material respects as the previous investment management agreement, except that Scudder Kemper is the new investment adviser.

In addition, the following text replaces the section entitled "Experienced professional management" under Company Organization.

Scudder Kemper Investments, Inc., one of the nation's most experienced investment management firms, actively manages your investment. Professional management is an important advantage for investors who do not have the time or expertise to invest directly in individual securities. The Adviser has been a leader in international investment management and trading for over 40 years.

The  Institutional  International  Equity  Portfolio  is  managed  by a team  of investment professionals, each of whom plays an important role in the Portfolio's management process. Team members work together to develop investment strategies and select securities for the Portfolio. Team members are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in the Adviser's offices across the U.S. and abroad. The Adviser believes its team approach benefits Portfolio investors by bringing together many disciplines and leveraging the Adviser's extensive resources.

Lead Portfolio Manager Irene Cheng joined the Adviser in 1993. Ms. Cheng, who has over 13 years of industry experience, focuses on portfolio management, research, and equity analysis for the Adviser's international equity accounts.
J. Gregory Garrett, Portfolio Manager, joined the Adviser in 1990, and the Portfolio's team in 1997. Mr. Garrett specializes in international client service and international equity management and has over ten years of investment experience.

December 31, 1997